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                                                                  EXHIBIT 10.15

               SCHEDULE OF OMITTED EXECUTIVE EMPLOYMENT AGREEMENTS


     The following documents have been omitted as Exhibits to the Registration Statement because they are on substantially identical terms as
Exhibit 10.22 in all material respects other than with respect to the amounts payable to the executives under the agreements.

                                                               Annual
                       Agreement                            Compensation
     ------------------------------------------           ----------------
     1. Executive Employment Agreement, dated
          as of January 1, 1997, by and between
          TA and Edwin P. Kuhn                              $  325,000

     2.  Executive Employment Agreement, dated
          as of January 1, 1997, by and between
          TA and James W. George                            $  210,000

     3.  Executive Employment Agreement, dated
          as of January 1, 1997, by and between
          TA and Michael H. Hinderliter                     $  210,000

     4.  Executive Employment Agreement, dated
          as of January 1, 1997, by and between
          TA and Timothy L. Doane                           $  210,000